BT Institutional Funds
Cash Reserves Fund - Institutional

The following supplement dated December 27, 2002 replaces the supplement dated June 25, 2002 to the Fund's Statement of Additional Information dated April 30, 2002.

The following sentence replaces the first sentence in the second paragraph under the heading 'Net Asset Value' section:

The NAV per share of the Fund is calculated on each Valuation Day as of 9:00 Eastern Time and as of every hour on the hour thereafter, through and including the close of the business day, normally 4:00 p.m. Eastern Time, or in the event that NYSE closes early, at the time of such early closing.

The following paragraph replaces the first paragraph under the heading "Redemption of Shares" in the Fund's Statements of Additional Information:

Shareholders may redeem shares at the NAV per share next determined on each Valuation Day. Redemption requests should be transmitted by customers in accordance with procedures established by the Transfer Agent and the shareholder's Service Agent. Redemption requests for shares received by the Service Agent and transmitted to the Transfer Agent prior to the close of the NYSE (currently 4:00 p.m., Eastern time or earlier should the NYSE close earlier) on each Valuation Day will be redeemed at the NAV per share as of 4:00 p.m. (Eastern time) or after the close of the NYSE and the redemption proceeds normally will be delivered to the shareholder's account with the Service Agent on that day; no dividend will be paid on the day of redemption.

The following paragraph replaces the fifth paragraph under the heading "Redemption of Shares" in the Fund's Statement of Additional Information:

The Fund may suspend the right of redemption or postpone the date of payment for its shares during any period when: (a) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (b) the NYSE is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC. In addition, the Fund may delay payment of redemption in the event of a closing of the Federal Reserve Bank's wire payment system until a reasonable time after the system reopens, but in any event the Fund may not delay payment more than seven days except under the circumstances in the previous sentence.

The following paragraph replaces the sixth paragraph under the heading "Net Asset Value" in the Fund's Statement of Additional Information:

The rule also provides that the extent of any deviation between the value of the Portfolio's assets based on available market quotations or market equivalents and such valuation based on amortized cost must be examined by the Portfolio's Board of Trustees. In the event the Portfolio's Board of Trustees determines that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, pursuant to the rule, the Portfolio's Board of Trustees must cause the Portfolio to take such corrective action as such Board of Trustees regards as necessary and appropriate, including: selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends or paying distributions from capital or capital gains; or valuing the Portfolio's assets by using available market quotations.


               Please Retain This Supplement for Future Reference